1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

February 3, 2016



Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: other benefits from the proposed branch acquisition by FS Bancorp, Inc. might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite regulatory approvals for the acquisition might not be obtained; general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Culture
- Branch Transaction
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Announced our twelfth consecutive quarterly cash dividend payment in our January 2016 press release.


WASHINGTON CREDIT UNION
1ST SECURITY BANK
FS BANCORP, INC.
FSBW

Culture

- Vision: Build a truly great place to work and bank
- Mission: "'Live our Core Values' and 'wow' each other and our customers every day"
- Employ smart, driven, nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good to Great lessons

Transaction Terms and Assumptions

Purchase Summary	▪ Four Branches (including ATMs) located on the Olympic Peninsula ▪ Clallam County and Jefferson County ▪ 1st Security Bank to assume all Branch staff and related overhead expense
Deposits Assumed	▪ Approximately $189 million
Non-Cash Assets Acquired	▪ Approximately $1.2 million(1)
Estimated Purchase Price	▪ Approximately $4.9 million(2)
Deposit Premium	▪ 2.50% on Average Included Deposits over the last 30 days
Completion	▪ Transaction closed on January 22, 2016 and all four branches opened as 1SB on January 25.
Employees	▪ Added an additional 28 employees on the Peninsula

(1) Non-cash assets include loans and fixed assets
(2) Aggregate purchase price will be based on total average deposits at close

Transaction Rationale

Strategic Rationale

- Attractive low cost core funding
- Expands branch network along the Olympic Peninsula
  - Clallam County and Jefferson County

Financial Impact

- Immediately accretive to EPS
- Tangible book value dilution earnback estimated to be less than three years
- Improves funding mix
- Enhances scale: pro forma total assets of approximately $800 million

Additional Considerations

- Pro forma capital levels projected to remain robust
- Market expansion further leverages management capabilities
- Transaction creates additional customer opportunities


Port Angeles
Sequim
Port Townsend
Hadlock
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Overlake
Capitol Hill
Bellevue
Port Orchard
Puyallup
Tri-Cities

1st Security Bank Branches
Capitol Hill, Edmonds, Hadlock, Lynnwood, Mill Creek, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim

Home Lending
Bellevue, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace

Snohomish County Banks 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: December 31, 2015

1st Security Bank	$677,524
Coastal Community Bank	$622,551
UniBank	$278,408
Pacific Crest Savings Bank	$195,459
Mountain Pacific Bank	$194,279
The Bank of Washington	$166,570
Prime Pacific Bank, N.A.	$120,326

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 12/31/2015. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Washington Peer Comparison Banks

Name	Tier 1 Capital (000's)	2015 ROAA*	Leverage Ratio*	Noncurrent LNS + OREO/ Loans+OREO*	ALLL to Gross Loans and Leases not HFS*
1st Security Bank	**$78,662**	**1.53%**	**12.14%**	**0.14%**	**1.53%**
Sound Community	$53,041	0.98%	10.19%	0.52%	1.01%
Puget Sound Bank	$49,776	0.98%	10.52%	0.14%	1.21%
Coastal Community	$58,266	0.57%	9.23%	0.79%	1.20%
First Financial NW	$130,596	0.37%	14.20%	0.44%	1.31%
HomeStreet Bank	$454,660	0.91%	9.45%	1.71%	0.91%

Data is from the 12/31/2015 Call Report.
*Ratios as reported in the 12/31/2015 UBPR.

Recent Accolades

Made possible by our amazing customers and employees!

PUGET SOUND
BUSINESS JOURNAL

WASHINGTON'S TOP BANKS:

Things have improved dramatically since the failure of WaMu

EMILY PARKHURST
Digital Managing Editor
Puget Sound Business Journal

Federal regulators seized Washington Mutual's assets on Sept. 25, 2008 in the largest bank failure in U.S. history.

Washington state's banking industry has never quite been the same. But it has recovered, and things are looking up.

That's according to Kirk Briden and his company, St. Louis-based Bankers Caddy, which watches the industry closely and ranks banks based on 19 different factors, including liquidity, growth, loan portfolio and other relevant factors.

By his evaluation, Washington's banks are looking pretty good, especially considering the state's history.

"In general the banking industry is getting a lot better in your area," Briden said.

Because of the way he ranks them, banks in smaller communities tend to do better. They have less competition for the best loans, so they can turn away customers that banks in more heavily populated areas might accept. That

HERE ARE HIS RANKINGS FOR THE TOP 25 BANKS IN WASHINGTON STATE:

1. 1st Security Bank of Washington, Mountlake Terrace, Assets: $500 million
2. Cashmere Valley Bank, Cashmere, Assets: $1.3 billion
3. Banner Bank, Walla Walla, Assets: $4.5 billion
4. Fife Commercial Bank, Fife, Assets: $84 million
5. Puget Sound Bank, Bellevue, Assets: $388 million
6. First Savings Bank Northwest, Renton, Assets: $931 million
7. Community First Bank, Kennewick, Assets: $274 million
8. Sound Community Bank, Seattle, Assets: $495 million
9. Farmington State Bank, Farmington, Assets: $11 million
10. Yakima Federal Savings and Loan Association, Yakima, Assets: $1.8 billion

PUGET SOUND BUSINESS JOURNAL

BEST

2015 WASHINGTON'S BEST WORKPLACES

2015 Washington's Best Workplace Award – Bronze medal in our class!



Rated #1 Bank in Washington by Banker's Caddy, an independent Bank Rating Firm, as reported in the *Puget Sound Business Journal* on March 11, 2015

TOP 200 Healthiest Banks 2015

2015 Top 200 Healthiest Banks in the US for 2 years in a row! (#51 of 6998 banks)

Northwest Economy



- Employment
- Limited supply of "in city" housing
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom
- Population growth, income growth, and housing affordability

Financial History

Data at December 31, 2011 is reported for the Bank only.

Numbers presented in thousands (000's)

	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Loans	$502,535	$387,174	$281,081	$274,949	$217,131
Total Assets	$677,561	$509,754	$419,187	$359,030	$283,793
Total Deposits	$485,178	$420,444	$336,876	$288,949	$246,418
Total Equity	$75,340	$65,836	$62,313	$59,897	$26,767
Net Income	$8,876	$4,540	$3,920	*$5,295	$1,545

*Includes DTA allowance reversal of $2.3 million

Income Statement

Three Months Ended December 31, 2015 (Consolidated)

Interest Income	$8,790
Interest Expense	(1,038)
Net Interest Income (NII)	**7,752**
Provision for Loan Losses	(450)
NII after Provision	**7,302**
Noninterest Income	3,868
Noninterest Expense	(7,937)
Income Pre Tax Provision	**3,233**
Provision for Income Tax	(1,217)
Net Income	**$2,016**

Three Months Ended December 31, 2014 (Consolidated)

Interest Income	$6,879
Interest Expense	(687)
Net Interest Income (NII)	**6,192**
Provision for Loan Losses	(450)
NII after Provision	**5,742**
Noninterest Income	3,142
Noninterest Expense	(6,915)
Income Pre Tax Provision	**1,969**
Provision for Income Tax	(436)
Net Income	**$1,533**

Numbers presented in thousands (000's)

1ST SECURITY BANK

FS BANCORP, INC.

Balance Sheet

Numbers presented in thousands (000's)

As of December 31, 2015 (Consolidated)

Cash and Cash Equivalents	$36,876
Securities AFS at Fair Value	55,217
Loans Held for Sale at Fair Value	44,925
Loans Receivable, Net	502,535
Premises and Equipment, Net	13,856
Other Real Estate Owned	-
Other Assets*	24,152
TOTAL ASSETS	**$677,561**
Noninterest-bearing Accounts	$72,247
Interest-bearing Accounts	412,931
Borrowings	108,574
Other Liabilities	8,469
TOTAL LIABILITIES	**$602,221**
STOCKHOLDERS TOTAL EQUITY	**$75,340**

As of December 31, 2014 (Consolidated)

Cash and Cash Equivalents	$20,098
Securities AFS at Fair Value	48,744
Loans Held for Sale at Fair Value	25,983
Loans Receivable, Net	387,174
Premises and Equipment, Net	13,584
Other Real Estate Owned	-
Other Assets*	14,171
TOTAL ASSETS	**$ 509,754**
Noninterest-bearing Accounts	$ 56,734
Interest-bearing Accounts	363,710
Borrowings	17,034
Other Liabilities	6,440
TOTAL LIABILITIES	**$ 443,918**
STOCKHOLDERS TOTAL EQUITY	**$ 65,836**

*Includes accrued interest receivable, FHLB Stock, Bank Owned Life Insurance, Servicing Rights and other assets.

Selected Financial Ratios

	(Consolidated, YTD)	(Consolidated, YTD)	(Consolidated, YTD)
	*12/31/2015	12/31/2014	12/31/2013
Return on Average Assets	1.52%	1.00%	1.01%
Net Interest Margin	5.03%	5.12%	5.33%
Efficiency Ratio	64.95%	74.29%	71.52%
Net Loans & Leases to Deposits**	103.58%	93.24%	83.44%
Non-Performing Assets to Total Assets	0.15%	0.14%	0.77%
ALLL/Total Loans and Leases not HFS	1.52%	1.54%	1.77%
Tier One Leverage Capital (Company)	11.56%	13.16%	15.50%
Book Value Per Fully Diluted Share	$25.18	$22.48	$20.55

* Numbers reported for December 31, 2015 are annualized as applicable.

** Excludes Loans Held for Sale.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 12/31/2015

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	31%
Commercial Real Estate	30%
Business Lending	16%
Residential Lending	23%
TOTAL	100%

Actual 12/31/2014

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	35%
Commercial Real Estate	30%
Business Lending	16%
Residential Lending	20%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and consumer HFS. Commercial real estate (CRE) consists of owner and non owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential portfolio /home equity loans and excludes held for sale loans.

Consumer Lending

Q4 2015 Highlights

- $158.3 million Outstanding
- $17.8 million in Dealer Originations (Up 6% from comparable Q4 2014)
- Average Yield of 7.79% in Q4 2015, down from 7.96% in Q3 2015
- Top 10 Dealers accounted for $12.4 million (70%) of loan originations in Q4 2015

Q4 2015 Dealer Production by State

- 39.47% Washington
- 26.58% Oregon
- 39.47% California

Portfolio Characteristics


Indirect home improvement
Solar
Marine
Auto+Recreational
Other
1%
1%
15%
18%
65%

2009 – Q4 2015 Portfolio Credit Quality


80
60
40
20
0
<680
680-719
720+
2009
2015

1ST SECURITY BANK

FS BANCORP, INC.

Home Lending

Q4 2015 Closings: $127.4 million

- 4th Quarter Purchase Closings: 73.2% or $93 million
- New Applications in Q4 of $168MM – Home inventory remains limited
- $132.3 million in loan sales during Q4 2015



$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Quarterly Closed Volume (in millions)

1ST SECURITY BANK

FS BANCORP, INC.

Home Lending

Servicing unpaid principal balance $632 million

- 4th quarter increase in notional servicing: $68.0 million
- Book value for mortgage servicing rights: 0.92%
- Third-party market value of servicing rights: 1.08%
- Weighted average coupon: 4.03%

Q4 2015 Margins:

- Margins on loans sold in Q4 of 2.47%
- Down from margins of 2.59% in Q3 2015
- Decrease in margins due to product mix
- Margins reported are on "sold" loans only



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.83%
2.28%
2.53%
2.18%
2.08%
2.21%
2.45%
2.37%
2.45%
2.73%
2.59%
2.47%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Cash Margin on Loans Sold

Commercial Business Lending

Q4 2015 Summary
- $80.4 million outstanding as of 12/31/15
- $147.6 million committed as of 12/31/15

Q4 2015 Mortgage Warehouse Lines
- Commitments were $33.0 million at quarter end
- Outstanding balances at December 31, 2015 decreased to $5.4 million from $13.3 million as of quarter end September 2015.

Q4 2015 Product Mix


C+I
Home Lending Warehouse
$5,399
7%
$75,037
93%

2012 – 2015 Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15

Data reported in thousands (000's) unless otherwise noted

Construction and Development Lending

Portfolio Highlights:

- $127.9 million in YTD Originations
- $126.6 million Committed as of 12/31/15
- $80.8 million Outstanding as of 12/31/15
- 6.17% Average Coupon Rate
- Majority of Originations in King County


$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
3/1/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015

Non-accrual Loans and REO



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Non-accrual Loans
REO

Numbers reported in thousands (000's)

Deposit Trends

As of December 31, 2015 (Consolidated)


Checking
MMDA+ Savings
CD's less than $250,000
CD's $250,000+
$32,610
7%
$106,345
22%
$156,492
32%
$189,731
39%

Numbers reported in thousands (000's)

As of December 31, 2014 (Consolidated)


Checking
MMDA + Savings
CDs less than $250,000
CD's $250,000 +
$33,623
8%
$86,319
21%
$126,331
30%
$174,171
41%

Numbers reported in thousands (000's)

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Strategy

- Deployment through leveraging organic asset growth
- Payment of quarterly dividends; declared twelfth consecutive quarterly cash dividend of $0.07 per share for shareholders of record on February 10, 2016 and payable on February 24, 2016
- Continued focus on increasing shareholder value through business plan execution
- Share repurchase plan in place through August of 2016 including 10b5-1 plan announced February 1, 2016
- Strategy to expand construction lending in line with regulatory guidance on construction concentrations

Valuation Detail

- Reported book value of $25.18 per share. Price to Book value of 96% as of market close February 2, 2016
- Excess Capital Held at FS Bancorp, Inc. of $6.4 million
- Earnings Per Diluted Share of $0.66 for quarter end December 31, 2015
- Payout ratio at 10.61% based upon $0.07 per share using Q4 earnings per share
- Additional deposits from the Bank of America branch transaction of $189 million resulting in an immediate reduction in overnight borrowings and improvement to our cost of funding structure
- Employee cost structure reflects investment for future growth

Contact Information

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
#425-697-8076

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
#425-697-8026

6920 220th Street Southwest
Mountlake Terrace
Washington 98043